Amendment

WHEREAS, MRU Holdings, Inc., successor-in-interest to Iempower, Inc. (the “Company”) and Raza Khan (“Executive” and, with the Company, the “Parties”) are parties to an Employment Agreement dated as of April 1, 2004, as amended by that Waiver and Amendment dated September 29, 2008, as further amended by that Amendment dated September 29, 2008, as further amended by that Amendment dated October 17, 2008, as further amended by that Waiver and Amendment dated October 31, 2008 (the “Agreement”).

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Parties agree as follows:

1.  The Parties hereby agree to amend Section 1 of the Agreement by striking the phrase “on or before November 5, 2008” and replacing it with the phrase “on or before November 21, 2008.”

2.  Except as modified herein, the remainder of the terms and provisions of the Agreement will remain in full force and effect.

UNDERSTOOD, AGREED, AND ACCEPTED:

RAZA KHAN	MRU HOLDINGS, INC.

/s/ Raza Khan	By: /s/ Yariv Katz
Name: Yariv Katz
Title: General Counsel

Date: November 5, 2008	Date: November 5, 2008